1-800-ATTORNEY, Inc.
                         Form 10-KSB - December 31, 2001

                                    EXHIBITS

                                                                    EXHIBIT 21.0
                                                                    ------------

                         Subsidiaries of the Registrant


         Name of subsidiary                  Date of Incorporation     Place of Incorporation
         ------------------                  ---------------------     ----------------------

         PCNA Communications Corporation     October 14, 1998          Florida

         Attorneys Online, Inc. (1)          February 15, 1999         Florida


         (1) Attorneys Online, Inc. had no operations prior to its dissolution in July 2001.